SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

(Amendment No. __ )

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Sparrow Funds

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SPARROW GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 15, 2008

TO THE SHAREHOLDERS:

          I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of Sparrow Growth Fund (the “Fund”), a series of Sparrow Funds, an Ohio business trust.

          The Meeting is scheduled to be held at 4:00 p.m. Eastern Standard Time on September 15, 2008, at the offices of Sparrow Capital Management, Inc., located at 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141. Please take the time to carefully read the Proxy Statement and cast your vote. The purpose of the meeting is as follows:

(1)	To approve a new Investment Advisory Agreement between the Fund and Sparrow Capital Management that would result in lower management fees for the Fund’s Class A and Class C shareholders.

(2)	To approve changes to the Fund’s Distribution Plans, including a substantial reduction in the 12b-1 fees for Class C Shareholders.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

          You may vote at the Meeting if you are the record owner of shares of the Fund as of the close of business on July 17, 2008. You are invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the envelope provided. Whether or not you will be able to attend, PLEASE VOTE so that a quorum will be present at the Meeting.

          You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Fund by calling (888) 727-3301.

          YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATIONS AND A POSSIBLE ADJOURNMENT OF THE MEETING, PLEASE READ THE ENCLOSED PROXY STATEMENT, AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN 5:00 P.M. (EASTERN TIME) ON SEPTEMBER 12, 2008.

Thank you for your cooperation and continued investment in the Fund.

By order of the Board of Trustees,

Gerald Sparrow
President

August 13, 2008

_________________________

QUESTIONS & ANSWERS

________________________

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:

The Board of Trustees of the Trust is asking you to approve the following changes to the Fund’s overall structure, in order to reduce expenses and make shares of the Fund more appealing to a broad range of investors:

•       New Investment Advisory Agreement. The Fund has engaged Sparrow Capital Management, Inc. (“SCM”) to manage its investments. The Fund currently has a “universal fee” agreement with SCM, which means that SCM receives an asset-based fee of 1.75% for its advisory services and for paying certain operating expenses of the Fund. Under the new agreement, the advisory fee paid by the Fund to SCM would be lowered to 1.00%, but the Fund (not SCM) would be responsible for paying all of its own operating expenses. To ensure that these proposed changes do not result in higher overall expenses, SCM has agreed to waive its advisory fee and reimburse the Fund in order to maintain the Fund’s total expenses at no more than 1.25% through December 31, 2010, subject to the exclusions discussed in Proposal 1.

•     New Distribution Plans.

Class A. Historically, the Fund has sold a majority of its shares (primarily Class A shares) through registered broker-dealers. The Fund intends to maintain its relationships with these broker-dealers to encourage them to continue promoting Class A shares of the Fund. However, to allow maximum flexibility for the Fund to compensate persons selling Class A shares of the Fund, the Board is proposing to amend the Class A Distribution Plan to clarify that with respect to the total 0.50% 12b-1 fee, one-half may be used to compensate financial institutions that provide shareholder services, while the other half may be used to compensate financial institutions for distribution activities. There will be no change in the total 12b-1 fees.

Class C. The Fund intends to convert the existing Class C into a “No-Load Class.” To achieve this result, the Fund proposes to: (i) substantially lower the 12b-1 fees from 1.00% down to 0.25%, and (ii) eliminate the 2.00% contingent deferred sales charge currently imposed on Class C shares. Total 12b-1 fees will be substantially reduced.

Fund management believes that by making these changes the Fund may appeal to a broad range of investors, which could cause Fund assets to grow much faster than at the current pace. Growth in Fund assets should lead to lower fees and expenses for all shareholders over the long term.

Q:	WILL THE PROPOSED CHANGES AFFECT THE ADVISORY SERVICES PROVIDED TO THE FUND BY SPARROW CAPITAL MANAGEMENT?

A:	No. SCM has assured the Fund that the proposed new Advisory Agreement will not result in any diminution or other changes in the investment advisory services provided by SCM.
Q:	HOW WILL THE CHANGE IN THE FEE STRUCTURE AFFECT THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE FUND?

A:

The proposed amendments to the Fund’s advisory agreement are expected to result in lower overall fees and expenses for the Fund as follows: (i) for the period ending December 31, 2010, as a result of SCM’s new agreement to cap the Fund’s expenses with respect to each Class at 1.25%, and (ii) after December 31, 2010, as a result of increased overall Fund assets from marketing the Fund to a broader range of investors. Shareholders should note, however, that these anticipated long-term reductions in the Fund’s overall expenses are based solely on SCM’s estimates with respect to the Fund’s growth and, as such, are subject to uncertainties. If SCM is unable to achieve the projected growth in Fund assets, the proposed changes may result in higher overall expenses once the Fund is obligated to pay its own operating expenses and if SCM does not renew its expense cap agreement with the Fund after its initial term.

Q:	WHAT HAPPENS IF THE PROPOSED CHANGES ARE NOT APPROVED?

A:

If the Fund’s shareholders do not approve each proposal presented at the Meeting, then SCM will continue to manage the Fund and to pay certain operating expenses of the Fund under the existing “universal fee” agreement. SCM will have no obligation to lower its advisory fee. The Board may determine to make non-material changes to the Fund’s Distribution Plans, but it will have no obligation to lower the 12b-1 fees as described herein.

Q:	WHO IS PAYING THE COSTS ASSOCIATED WITH SOLICITING PROXIES?

A:	SCM (not the Fund) has agreed to pay all costs incurred in connection with the meeting.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:

After careful consideration, the Fund’s Board of Trustees, including each independent Trustee, has determined that the each Proposal in the Proxy Statement will benefit the Fund’s shareholders and, therefore, recommends that you cast your vote “FOR” each proposal.

Q:	HOW DO I VOTE MY PROXY?

A:

You may cast your vote by mail. To vote, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. You may also cast your vote by telephone. To vote by telephone, please call (866) 530-8623. This is a toll-free number.

Q:	WHEN WILL THE PROPOSED CHANGES BECOME EFFECTIVE?

A:	If approved by shareholders, the new Advisory Agreement and Distribution Plans will become effective on October 1, 2008.

Q:	WHO DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial adviser for further information. You may also call the Fund’s adviser at (888) 569-6161.

Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.

SPARROW GROWTH FUND

11330 Olive Boulevard, Suite 230

St. Louis, MO 63141

PROXY STATEMENT

Dated August 13, 2008

SPECIAL MEETING OF SHAREHOLDERS

To be held on September 15, 2008

Sparrow Growth Fund (the “Fund”), a series of Sparrow Funds, an Ohio business trust (the “Trust”), is holding a special meeting of shareholders on September 15, 2008 at 4:00 p.m. Eastern Standard Time (the “Meeting”). The place of the Meeting is the offices of Sparrow Capital Management, Inc., located at 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141.

The Board of Trustees of the Trust (the “Board”) is sending you this Proxy Statement and the enclosed proxy card on behalf of the Fund. The Board is soliciting your proxy to vote at the Meeting.

Proposals

The following Proposals will be presented at the Meeting:

(1)	To approve a new Investment Advisory Agreement between the Fund and Sparrow Capital Management that would result in lower management fees for the Fund’s Class A and Class C shareholders.

(2)	To approve changes to the Fund’s Distribution Plans, including a substantial reduction in the 12b-1 fees for Class C Shareholders.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Who is Eligible to Vote?

The Board is sending this proxy statement on or about August 18, 2008 to all shareholders entitled to vote. Shareholders who owned shares of the Fund at the close of business on July 17, 2008 (“Record Date”) are entitled to vote at the Meeting. On the Record Date, the Fund had 857,929.173 Class A shares outstanding, and 72,652.808 Class C shares outstanding.

How to Vote

Voting by Proxy. You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. You can also vote by calling (866) 530-8623 toll-free. If you need assistance, or have questions regarding the proxy or how to vote your shares, please call the Fund at (888) 727-3301. Whether or not you plan to attend the Meeting, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly, or to vote by phone. Returning the proxy card or voting by phone will not affect your right to attend the Meeting and vote.

The Board has named Gerald R. Sparrow and Suzanne Brake to act as proxies at the Meeting. If you properly complete your proxy card and send it to the Fund, or if you vote by phone, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will be deemed a vote “FOR” each Proposal in accordance with the Board’s recommendations.

If any other matter is presented, your proxy will vote in accordance with the proxy’s best judgment. At the time this Proxy Statement was printed, the Board knows of no matter that needs to be acted on at the Meeting other than those discussed in this proxy statement. If you appoint a proxy, you may revoke it any time before it is exercised. You can do this by sending in another proxy with a later date, or by notifying the Fund in writing before the Meeting.

Voting in Person. If you do attend the Meeting and wish to vote in person, you will be given a ballot when you arrive. If shares are held in the name of a pension plan, you must bring a letter from the plan authorizing you to vote the shares on the plan’s behalf.

Quorum and Required Vote

You are entitled to one vote for each share that you held, and a proportionate vote for each fractional share held, as of the Record Date. Shareholders of the Fund will vote separately on each Proposal. The presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote, in person or by proxy, shall constitute a quorum for the Meeting for that Fund. A quorum being present, the following shareholder vote is required:

           (i)           Proposal 1 requires the approval of a majority of the outstanding shares of Fund, voting collectively. In this case, “majority” means the lesser of: (a) 67% or more of the voting securities of that Fund present at the meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.

          (ii)           Proposal 2 requires the approval of a majority of the outstanding Class A shares to change the Class A Distribution Plan; and the approval of a majority of the outstanding Class C shares to change the Class C Distribution Plan. For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular Proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will effectively be votes “AGAINST” adjournment and/or a Proposal, because the required vote is a percentage of the shares present or outstanding.

If either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR such Proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

In order to accomplish SCM’s objectives as set forth in this Proxy Statement, the Board has determined that (i) shareholders of the Fund, voting collectively, must approve both Proposal 1, and (ii) Class A and Class C shareholders of the Fund, voting separately, must approve Proposal 2. If both Proposals 1 and 2 are not approved, then SCM will continue to manage the Fund under the existing universal fee structure and the Board of Trustees may determine not to implement the changes contemplated in Proposal 2.

Board Recommendation on Proposals

The Board recommends that shareholders of the Fund vote FOR each of Proposals 1 and 2.

Availability of Additional Information About the Fund

The Fund will furnish shareholders with free copies of its Prospectus, Statement of Additional Information, as well as the most recent annual and semi-annual reports, upon request. To obtain these free reports, please call the Fund’s transfer agent at (888) 727-3301 or direct your written request to the Fund at c/o Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT

General Overview

The Fund has engaged Sparrow Capital Management, Inc. (“SCM”) to manage its investments. The Fund currently has a “universal fee” agreement with SCM, which means that SCM receives an asset-based fee of 1.75% for its advisory services and for paying certain operating expenses of the Fund. Under the new agreement, the advisory fee paid by the Fund to SCM would be reduced to 1.00%, but the Fund (not SCM) would be responsible for paying all of its own operating expenses. Most mutual funds pay their own expenses.

To ensure that these proposed changes do not result in higher overall expenses, SCM has agreed to waive its advisory fee and reimburse the Fund in order to cap the Fund’s total expenses at no more than 1.25% through December 31, 2010, subject to certain exclusions (the “expense cap”). The expense cap does not include brokerage commissions, taxes, borrowing costs (such as interest and dividend expenses), Rule 12b-1 fees, indirect expenses of underlying investment companies and extraordinary expenses. This expense cap agreement would become effective at the same time as the new Advisory Agreement. Each waiver or reimbursement by SCM is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, provided that the Fund is able to make the repayment without exceeding the 1.25% expense cap.

Reasons for the New Fee Structure

SCM has advised the Board that it believes that, over the long-term, these changes will help to attract additional Fund assets which should result in lower aggregate expenses for the Fund’s shareholders. Prior to proposing these changes, SCM discussed options for increasing sales of the Fund’s shares with firms that market mutual fund shares. SCM then considered options for achieving lower expenses for the Fund in order to spur investments into the Fund, and determined that changing the current fee structure, together with the other changes discussed in this Proxy Statement, would be the best method to achieve the desired result. SCM believes that, over the long-term, the new proposed fee structure will make the Fund more appealing to a broad range of investors and will lead to increased sales of Fund shares, resulting in lower overall expenses for each shareholder of the Fund

Under the current fee structure, Class A shareholders pay an average of 2.25% per year while Class C shareholders pay an average of 2.75%, in each case comprising primarily of management fees of 1.75%, plus the applicable 12b-1 fees. Because the Fund’s advisory fees and 12b-1 fees are fixed expenses, the Fund’s overall annual expenses can never be lower than these amounts without changes to the current fee structure. However, by reducing the Fund’s management fee (and 12b-1 fees as set discussed in more detail under Proposal 2) and allowing the Fund to pay for its own operating expenses, the Fund’s overall expenses may in fact be lowered to the extent that the Fund incurs actual operating expenses that are lower than the 0.75% differential between the current and proposed advisory fees. In addition, to avoid increasing the Fund’s expenses over the short-term, the Board requested, and SCM agreed to enter into the Expense Limitation Agreement under which SCM would pay for certain operating expenses in excess of 1.25% as discussed above.

SCM believes that this proposed fee structure, coupled with the Fund’s strong long-term performance, will spur more investments into the Fund and from a wide range of investors. SCM intends to more aggressively market the Fund to investment advisers, financial planners and other investors looking for a fund offering a no-load class with low overall expenses and strong performance.

The proposed new Advisory Agreement and expense cap agreement are attached as Exhibit A to this Proxy Statement. If approved by the Fund’s shareholders, the new Advisory Agreement will replace the current agreement and will take effect as of October 1, 2008. If the Fund’s shareholders do not approve the new Advisory Agreement, then SCM will continue to manage the Fund under the current agreement, and the Fund will continue to be subject to the universal fee structure.

Shareholders should be aware, however, that the anticipated long-term reductions in the Fund’s overall expenses are based solely on SCM’s estimates and, as such, are subject to uncertainties. The Fund’s ability to achieve these long-term reductions in fees and expenses will depend substantially on the Fund’s ability to meet certain sales projections. If SCM is unable to achieve its projections, the proposed changes may result in higher overall expenses since the Fund will be obligated to pay its own operating expenses, and SCM is under no obligation to renew the expense cap agreement after December 31, 2010.

The Terms of the New Advisory Agreement

The following summary of the terms of the new Advisory Agreement is qualified in its entirety by reference to the Agreement itself, which is set forth as Exhibit A to this Proxy Statement. The Board encourages you to read the Advisory Agreement in its entirety.

As set forth above, the new Agreement includes material changes from the current agreement. In addition to changes to the fee structure discussed above, the Agreement also includes edits to clarify that SCM will bear its own costs in connection with rendering advisory services to the Fund, including the compensation of any trustees, officers or employees of the Trust who are affiliated persons of SCM, except that the Fund will be responsible for a portion of the salary paid to the Fund’s Chief Compliance Officer, who is also an employee of SCM. The new Agreement also provides that SCM will be responsible for, and will indemnify the Fund with respect to, any legal action brought against the Fund as a result of SCM’s actions (other than as a result of the negligence, fraud or wilful misfeasance of another service provider to the Fund). SCM will also pay for costs incurred in connection with the closing of the Fund, whether pursuant to a request by SCM or as a result of a reasonable determination by the Board that SCM has failed or is otherwise unwilling to fulfill its obligations under the Agreement. In addition, the Agreement also updates certain other outdated portions of the current agreement.

Other than as set forth above, the new Agreement is substantially similar to the Fund’s current agreement. For example, the new Agreement provides that SCM will continue to provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. SCM will determine the securities and other investments to be purchased, retained or sold by the Fund, in accordance with the Fund’s investment objective and policies. SCM will also place all securities orders for the Fund, and will determine the particular broker, dealer, or issuer to place the related order.

The new Agreement provides that it will continue in effect only if its continuance is approved at least annually by the vote of a majority of the Board, including a majority of the Independent Trustees. The new Agreement also provides that (a) the Fund may, at any time and without the payment of any penalty, terminate the Agreement upon 60 days’ written notice to SCM, either by majority vote of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) the Agreement will immediately terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination is prevented by an exemptive order of the Securities and Exchange Commission; and (c) SCM may terminate the Agreement without payment of penalty on 60 days written notice to the Trust.

Additional Information About the Proposed Fee Structure

The table below sets forth the aggregate advisory fees paid by the Fund to SCM during its last fiscal year ended August 31, 2007, and compares them to the advisory fees that SCM would have received had the proposed new advisory fee been in effect during such fiscal year:

Current Advisory Fees
Annual Rate	Dollar Amount
1.75%	$217,359

Proposed Advisory Fees
Annual Rate	Dollar Amount
1.00%	$124,336

Additional Information About the Current Agreement

The existing advisory agreement dated October 16, 2000 was last approved by shareholders at a special meeting held on October 16, 2000; and it was most recently reviewed and approved by the Board at a meeting held on October 18, 2007. The following table provides information about the advisory fees that the Fund has accrued and paid to SCM during the last three fiscal years.

Fiscal Year Ended August 31, 2007	Fiscal Year Ended August 31, 2006	Fiscal Year Ended August 31, 2005
$217,359	$ 139,443	$ 128,726

Factors the Board Considered In Approving the Proposed New Advisory Agreement

The Board considered and discussed the proposed Advisory Agreement at an in-person meeting held on July 17, 2008. In evaluating the Agreement, the Board reviewed materials furnished by SCM relevant to the Board’s decision, including SCM’s Form ADV Part I and II, which included a description of SCM’s investment philosophy and investment strategies, biographies and experience of the portfolio manager, as well as SCM’s unaudited financial statements for the six months ending June 30, 2008. The Board also reviewed the Fund’s operating expenses for the period September 1, 2007 through February 29, 2008, which were paid by SCM. The Board interviewed Fund management as to the Fund’s future marketing plans and reasons for the proposed changes, and discussed SCM’s research activities with respect to other options for increasing investments into the Fund. The Board also held discussions with representatives from a marketing firm that SCM proposes to retain to market the Fund’s shares if the proposed revisions are adopted.

After having requested and evaluated information which the Board deemed necessary to evaluate the terms of the new Agreement, the Board determined to approve the proposed Agreement based on a number of factors. Among other things, the Board noted that under the new fee structure, (i) the proposed management fee of 1.00% will be lower than the current 1.75%, and (ii) that although the Fund will be obligated to bear its own operating expenses, in the short-term the proposed arrangement will not result in higher expenses because SCM has agreed to execute the Expense Limitation Agreement and cap the Fund’s expenses at 1.25% through December 31, 2010. Based on the following, the Board determined that the proposed changes will result in short-term benefits for the Fund’s shareholders. The Board also considered the possible long-term effects of the changes, and noted that, based on the estimated growth in the Fund’s assets as presented by SCM and assuming that SCM is able to achieve such projected sales, the Fund’s overall long-term expenses would also be lower than the current expenses. The Board then considered the reasonableness of SCM’s projections, and noted that SCM interviewed other mutual funds that had used the same marketing firm that SCM proposes to retain who have had success in increasing fund assets with a no-load class. The Board then determined that SCM’s projections were reasonable, and concluded that the proposed changes will result in overall benefits for the shareholders over the long term. The Trustees noted that, in the event that the Fund fails to achieve its sales projections, the Board could, among other things, consider requiring SCM to renew the Expense Limitation Agreement for additional terms after the proposed initial term. The Board also considered the following:

•

Nature, Extent and Quality of Services. In this regard, the Board noted that that description of services to be provided under the old agreement and the proposed Agreement were identical. It also noted that SCM represented that it would continue to provide the same level of services, and that Mr. Sparrow, President of SCM, would continue to manage the Fund. Based on the foregoing, the Board concluded that the new Agreement will not result in any changes with respect to the nature, extent or quality of advisory services provided to the Fund.

•

Fund Performance. The Board reviewed the Fund’s performance as of the end of the Fund’s most recent semi-annual period ending February 29, 2008. The Trustees noted that the Class A shares outperformed the Fund’s benchmark for each of the six-month, 1-year, 5-year and since-inception periods. The Trustees also noted that the Class C shares also outperformed the benchmark for each of the six-month, 1-year and 5-year periods, but trailed the benchmark’s returns for the period since inception. Based on the foregoing, the Board determined that SCM has successfully managed the Fund and returned good positive performance for the Fund and, therefore, concluded that SCM should continue to manage the Fund.

•

Profitability and Other Benefits. The Board considered the other benefits to SCM from managing the Fund. First, it noted that SCM does not engage in so-called “soft dollar” arrangements by directing Fund brokerage to broker-dealers who provide research services to SCM. The Board therefore concluded that SCM is not subject to the conflicts of interest inherent in such transactions and appears to be acting consistent with its best execution obligations to the Fund. The Board then noted that SCM is entitled to receive a portion of the Fund’s 12b-1 fees in addition to the advisory fees under the Amended Agreement. The Trustees reviewed the information made available to them relating to the fees and expenses charged by mutual fund platforms on which the Fund’s shares are currently listed or are expected to be listed after the proposed changes are implemented. The Board noted that the platform fees and expenses are generally in excess of the Fund’s 12b-1 fees and, therefore, that SCM will in fact be obligated to pay all amounts that are not otherwise covered by the Fund’s 12b-1 fees. Moreover, the Board noted that, based on the Fund’s current expenses as provided by the administrator, SCM is expected to bear a substantial portion of the Fund’s other operating expenses pursuant to the Expense Limitation Agreement. Therefore, the Board concluded that, overall, SCM likely will not realize profits from the proposed Amended Agreement during the first two years and, as a result, that it was not necessary to discuss economies of scale or breakpoints in the proposed advisory fees.

Based on the foregoing, the Board of Trustees, including each of the Trustees that are not “interested persons” of the Fund or SCM (each, an “Independent Trustee”), determined that the proposed Amended Agreement is fair and in the best interests of the Fund and its shareholders. The Trustees of the Trust, including each Independent Trustee, unanimously approved the proposed changes to the Fund’s fee structure, as well as the other changes to the current agreement as set forth in the Amended Agreement, and recommended that the Amended Agreement be provided to the Fund’s shareholders for approval.

Additional Information About SCM

Located at 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141, Sparrow Capital Management, Inc. has served as investment adviser to the Fund since the Fund’s inception in 1998. SCM has been managing money for high net worth individuals and families, as well as for institutional clients, including pension funds, since it was formed in 1988.

SCM does not anticipate that the new Advisory Agreement will result in a reduction in the nature, extent or quality of services provided to the Fund since inception, or to have any adverse effect on SCM’s ability to fulfill its obligations to the Fund.

SCM’s Executive Officers and Relationship with Trust. Gerald R. Sparrow owns a majority of SCM’s ownership interest. Mr. Sparrow, whose principal occupation is to serve as President and Chief Investment Officer of SCM, is the sole executive officer of SCM and is also the President of the Trust, and the Chair of the Board. Mr. Sparrow’s business address is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141.

Mr. Sparrow does not currently receive and will not, as a result of the Amended Agreement receive, separate compensation for his service as trustee and officer of the Trust. However, as SCM’s owner, Mr. Sparrow shares in any profits realized by SCM, including as a result of managing the Fund and received advisory fees for such services. As a result, Mr. Sparrow may be deemed to have had indirect material arrangements with the Fund during the last fiscal year, and during the current fiscal year, represented by the advisory agreement between the Fund and SCM. In addition, as SCM’s owner, Mr. Sparrow has a material interest in shareholders of the Fund approving this Proposal. Mr. Sparrow will continue to share in the advisory fees received by SCM from the Fund, whether or not shareholders of the Fund approve the Amended Agreement.

Pursuant to the current universal fee structure, SCM pays for all of the Fund’s operating expenses, including the fees and expenses of the Trustees of the Trust. As a result, during the fiscal year ended August 31, 2007 and for the Fund’s current fiscal year, SCM paid and is expected to pay a total of $1,000 to each Independent Trustee for their services to the Fund. Other than with respect to the foregoing, none of the Independent Trustees of the Trust had any material arrangements with SCM during the Fund’s last fiscal year, or proposed arrangements during this fiscal year. Under the new structure proposed in this Proxy Statement, the Fund, not SCM, will pay its own operating expenses, including the fees and expenses of the Independent Trustees.

Other Payments to SCM From the Fund. In addition to the advisory fees from the Fund, SCM has received in the past, and expects to continue to receive, 12b-1 fees from the Fund in connection with its shareholder services and promotion and marketing activities on behalf of the Fund. Additional information about the 12b-1 fees received by SCM during the most recently completed fiscal year is provided in Proposal 2 below.

Effective Date of Proposed New Advisory Agreement and Expense Cap Agreement

If approved, each new Agreement is expected to become effective as of October 1, 2008.

Board Recommendation

The persons selected by the Board to act as proxies will vote on your behalf for the proposed Amended Agreement, unless you withhold authority to vote for the Amended Agreement in the proxy card. The Board is encouraging all shareholders to participate in the governance of the Fund.

The Board of Trustees recommends that you vote “FOR” Proposal 1.

PROPOSAL 2: AMENDMENTS TO DISTRIBUTION PLANS

Overview of the Proposed Changes

The following summary of the proposed amendments to the Fund’s Class A Rule 12b-1 Plan and Class C Rule 12b-1 Plan is qualified in its entirety by reference to the revised Plans which are attached to this Proxy Statement as Exhibit B-1 and Exhibit B-2, respectively. The Board encourages you to review the revised Plans in their entirety.

The Board is asking you to approve the following amendments to the Fund’s Class A and Class C Rule 12b-1 Plans:

          Class A Rule 12b-1 Plan. The amendments approved with respect to the Class A Rule 12b-1 Distribution Plan (the “Class A Plan”) will not alter the amount of fees paid by the Class A shareholders. Rather, these amendments are intended to clarify that the Class A 12b-1 fees are not solely for distribution activities, but are intended also to compensate for shareholder services.           Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) prohibits any registered broker-dealer including, for example, the Fund’s principal underwriter, from selling shares of any mutual fund that pays “distribution fees” to non-registered persons. However, Rule 2830 permits brokers to sell shares of mutual funds that pay a “shareholder service fee” of no more than 0.25% to unregistered persons that provide services to the fund’s shareholders. Pursuant to the Fund’s Class A Rule 12b-1 Distribution Plan (the “Class A Plan”), Class A shareholders pay ongoing 12b-1 fees of 0.50%. These fees are payable to “securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares.” Although the language in the Class A Plan currently indicates that the fees are intended to be paid to more than just “securities dealers,” the Board determined to revise the Class A Plan to remove any ambiguity with respect to whether a portion of the Class A 12b-1 fees constitute “shareholder service fees” within meaning of FINRA Rule 2830. In addition, the revisions to the Plan also provide that the “distribution” portion of the fee will be paid directly to the Fund’s distributor, Unified Financial Securities, Inc., who will use the fees to compensate registered broker-dealers that sell Fund shares. The “shareholder servicing” portion of the fee will be paid directly to SCM as the Fund’s investment adviser, and will be used by SCM to pay for eligible expenses, including as compensation for entities (whether or not registered with FINRA), who provide services to the Class A shareholders. For these purposes, eligible services include, but are not limited to, responding to customer questions about the Class A shares, receiving and transmitting funds to purchase or redeem shares, acting, or arranging for another party to act, as recordholder and nominee for customers, and/or providing periodic statements to each customer showing account balances and transactions during the relevant period.

             The revised Class A Plan also includes various other updating changes. For more details about these revisions, including a discussion of the eligible expenses or services, please review the Class A Plan in its entirety.

          Class C Rule 12b-1 Plan. The Board also approved changes to the Fund’s Class C shares designed to convert the Class C shares into a “no-load” class within meaning of the FINRA rules. Under Rule 2830, a mutual fund’s class of shares may be marketed as “no load” if the Fund charges no more than 0.25% in Rule 12b-1 shareholder service fees.        Accordingly, the Board is asking shareholders to approve the reduction of the Class C Rule 12b-1 fees from 1.00% to 0.25%, and classification of the entire amount as shareholder service fees.

          Under the Plan, the adviser is entitled to receive the full amount of the shareholder service fees. The adviser may pay all or a portion of the fees to broker dealers, including sponsors of mutual fund platforms on which the Class C shares are listed. In addition, the revised Class C Plan provides that SCM may use the fees to compensate persons that provide eligible services to Class C shareholders. For purposes of the Plan, eligible services include, but are not limited to, responding to customer questions about the Class C shares, receiving and transmitting funds to purchase or redeem shares, acting, or arranging for another party to act, as recordholder and nominee for customers, and/or providing periodic statements to each customer showing account balances and transactions during the relevant period. The revised Class C Plan also includes various other updating changes. For more about these changes, including a more detailed discussion of eligible expenses or services, please review the Class C Plan in its entirety.

          If this Proposal is approved by the Fund’s Class C shareholders, the Fund will also eliminate the 2.00% contingent deferred sales charge (“CDSC”) currently imposed on the Class C shares of the Fund, and Class C will be re-classified as the “No-Load Class.”

Rationale for the Proposed Changes

          Currently, the Fund’s shares are sold primarily through registered broker-dealers. Although SCM intends to continue to aggressively pursue sales through registered broker-dealer (primarily the Class A shares), SCM believes that offering a “No-Load Class” will broaden the market for the Fund’s shares. SCM anticipates that the No-Load Class will be sold primarily to financial planners and investment advisers through mutual fund platforms. SCM expects to use the 0.25% 12b-1 shareholder service fees to pay for the costs associated with listing the Fund’s shares with these mutual fund platforms. To the extent that the fees charged by these platforms exceed the 0.25% payable by the Fund, SCM (not the Fund) will pay for the difference.

Additional Information About the Current Plans

          The Fund’s Class A Plan was adopted by the Board in September 1998 and approved by the Fund’s initial shareholder upon the Fund’s inception on October 4, 1998. The Fund’s Class C Plan was adopted on August 30, 2000, and approved by the Fund’s initial Class C shareholder upon inception on November 9, 2000.

For the fiscal year ended August 31, 2007, the Fund paid 12b-1 fees of $55,977 or 1.00% of the Class A shares, and $12,252 or 0.50% the Class C shares, relating to the following activities:

Activity	Amount		Allocation
	Class A	Class C	Class A	Class C
Advertising/Marketing	$1,203.51	$1,091.65	2.15%	8.91%
Printing and Mailing Prospectuses to potential investors	$0.00	$2,586.40	0.0%	21.11%
Compensation to Broker-Dealers	$30,277.96	$8,311.76	54.09%	67.84%
Compensation to Sales Personnel	$23,801.42	$0.00	42.52%	0.0%
Other	$694.12	$262.19	1.24%	2.14%

          With respect to the Class A shares, $23,801.42 or 0.21% of the average daily net assets of the Class A shares during the 2007 fiscal year was paid to SCM for promoting the Class A shares to broker-dealers and other selling institutions.

Factors the Board Considered In Approving the Revised Distribution Plans

The Board considered and discussed the proposed revisions to the Class A Plan and Class C Plan (collectively, the “Plans”) at an in-person meeting held on July 17, 2008. In evaluating the proposed revisions to the Plans, the Board reviewed and evaluated information which the Board deemed necessary to evaluate the terms of such revisions, including the copies of the proposed revisions and a memorandum from legal counsel setting forth the factors that the Board is required to consider in evaluating the Fund’s Rule 12b-1 Plans. The Board also interviewed SCM’s President regarding how the proposed revisions would benefit the Fund’s shareholders. After requesting and evaluating the relevant information, the Board, including each Independent Trustee, determined to approve the proposed revisions to the Plans based on a number of factors. Among other things, the Board noted the nature of the circumstances which make implementation of revised Plans necessary or appropriate, and concluded that (1) the revisions to the Class A Plan will eliminate any confusion regarding whether a portion of the Class A 12b-1 fees constitute shareholder service fees, and that by maintaining the current level of Class A 12b-1 fees, the Class A shares would continue to appeal to broker-dealers who have historically sold a majority of the Fund’s shares, (2) by reducing the total fees payable by Class C shareholders and clarifying that the entire amount may be paid as shareholder service fees and, at the same time, eliminating the CDSC, the Fund will be able to market the restructured Class C shares as a “no-load” class, and (3) offering a no-load class would make the Fund more appealing to a broader range of investors, which could potentially lead to an increase in the Fund’s assets and a reduction in overall expenses for all shareholders of the Fund. The Board also considered how the Fund’s 12b-1 fees are currently paid, and noted that the Fund’s distributor has informed the Board that the distributor is no longer willing to be responsible for tracking the Fund’s marketing and promotion expenses, other than payments paid directly to registered brokers, and has requested that the Board consider other alternatives for paying such expenses. The Board therefore concluded that payment by each Class of 0.25% shareholder servicing fee directly to the Fund’s adviser was the most reasonable alternative available to the Fund and would allow the adviser to track the marketing and promotion expenses on behalf of the Fund and approve payments for eligible expenses. The Board also noted that the adviser is authorized to use the 12b-1 fees to pay only for eligible expenses and, furthermore, is required to report quarterly to the Board as to how the 12b-1 fees were expended. The Board therefore concluded that these controls were reasonable to ensure that 12b-1 fees are not used by the adviser to indirectly finance distribution by the Fund in a manner that is prohibited under applicable regulations.

Based on the foregoing, the Board of Trustees determined that the proposed revisions to each of the Class A and Class C Plans are fair and in the best interests of the Fund and the shareholders of each Class, and further determined that there is a reasonable likelihood that each Plan will benefit the Fund and the Class A and Class C shareholders, respectively. As a result, the Trustees of the Trust (including each Independent Trustee) unanimously approved the proposed revisions to the Plans, and recommended that the revised Class A Plan and Class C Plan be submitted to the Fund’s Class A and Class C shareholders, respectively, for approval.

The Board of Trustees recommends that you vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE CUMULATIVE CHANGES TO THE FUND’S FEES AND EXPENSES

Proposal 1 and 2 above will result in a change in the Fund’s overall fees and expenses. Below are the Fund’s fees and expenses for the 2007 fiscal year as set forth in its current Prospectus, as well as pro-forma fees and expenses assuming the changes set forth in this Proxy Statement had been in effect at the beginning of the 2007 fiscal year:

Actual Fees and Expenses:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase or redemption proceeds)	NONE[1]	2.00%[2]
Redemption Fee[3]	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.75%	1.75%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for Class C)	0.50%	1.00%
Other Expenses	0.00%	0.00%
Fees and Expenses of Acquired Funds[4]	0.01%	0.08%
Total Annual Fund Operating Expenses	2.26%	2.83%

1A deferred sales charge of 1.00% is imposed on Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees.

2Imposed on Class C shares redeemed within two years of purchase.

3A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

4Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would be 2.25% for Class A shares and 2.75% for Class C shares.

Example: The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

	1 year	3 years	5 years	10 years
Class A
If you sold your shares at the end of the period	$799	$1,264	$1,754	$3,095
If you remain in the Fund	$799	$1,264	$1,754	$3,095

Class C
If you sold you r shares at the end of the period	$501	$910	$1,547	$3,258
If you remain in the Fund	$297	$910	$1,547	$3,258

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Pro Forma Fees and Expenses:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C (No-Load)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase or redemption proceeds)	NONE [1]	NONE
Redemption Fee[2]	NONE	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees (including 0.25% shareholder services fee only for Class C)	0.50%	0.25%
Other Expenses	1.43%	1.43%
Fees and Expenses of Acquired Funds[3]	0.01%	0.08%
Total Annual Fund Operating Expenses	2.94%	2.76%
Fee Waiver and/or Expense Reimbursement[4]	(1.18%)	(1.18%)
Net Expenses[5]	1.76%	1.58%

1A deferred sales charge of 1.00% is imposed on Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees.

2 Wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

4The Fund’s adviser contractually has agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, applicable 12b-1 fees, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), at 1.25% for each Class. The contractual agreement will remain in place through December 31, 2010. Each fee waiver and expense reimbursement by the adviser for the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation.

4For the Class A shares, Net Expenses are 1.76% based on the adviser’s agreement to cap certain operating expenses at 1.25%, plus 12b-1 Fees of 0.50% and Expenses of Acquired Funds of 0.01%. For the Class C shares, Net Expenses are 1.58% based on the adviser’s expense cap of 1.25%, plus 12b-1 Fees of 0.25% and Expenses of Acquired Funds of 0.08%.

Example: The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

	1 year	3 years	5 years	10 years
Class A
If you sold your shares at the end of the period	$749	$1,355	$1,985	$3,666
If you remain in the Fund	$749	$1,355	$1,985	$3,666

Class C
If you sold your shares at the end of the period	$166	$771	$1,402	$3,099
If you remain in the Fund	$166	$771	$1,402	$3,099

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          The table below sets forth information about the persons that held beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date.

Name and Address	Percentage Owned	Class
Gerald R. Sparrow 2818 Christopher Bluffs Ln. St. Louis, MO 63129	8.72%	A
Alice M. Miller Revocable Living Trust 9052 Sky Crest Dr. Sappington, MO 63126	6.58%	C

          Any shareholder who beneficially holds, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund. A controlling person would be able to control the outcome of any Proposal submitted to the shareholders for approval, including the Proposals set forth in this Proxy Statement. As of the Record date, the Fund did not have any shareholders that owned 25% or more of its outstanding shares.

As of the Record Date, the Trustees and Officers of the Trust owned shares in the following amounts:

Name of Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Richard N. Priest	$1-$10,000	$1-$10,000
Donald D. Woodruff	None	None
Name of Non-Independent Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gerald R. Sparrow	Over $100,000	Over $100,000

          Collectively, the officers and Trustees of the Fund beneficially owned 8.80% of the Class A shares, and none of the Class C shares of the Fund.

NAMES AND ADDRESSES OF THE FUND’S OTHER SERVICE PROVIDERS

Custodian. U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian for the investments of the Fund. As custodian, U.S. Bank, N.A. acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

Distributor. Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, is the exclusive agent for distribution of shares of the Fund (the “Distributor”). The Distributor is a wholly-owned subsidiary of Huntington

Bancshares, Inc., which is also the parent of Unified Fund Services, the Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services. Unified Fund Services, Inc., serves as the Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent (“Unified”).

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Distributor. Unified is also located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

Independent Registered Public Accounting Firm. Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, serves as the Fund’s independent registered public accountants. Cohen performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

A special meeting of shareholders may be called at any time by the President of the Trust, the Chairman of the Board or a majority of the Trustees of the Trust. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that, to be considered for presentation at a shareholders’ meeting, a shareholder’s proposal must, among other things, be received by the applicable Fund a reasonable time before a solicitation is made. Any shareholder of the Fund who wishes to submit a proposal that satisfies the eligibility requirements of Rule 14a-8 for consideration at a special meeting of the Fund’s shareholders should send such proposal to the Sparrow Growth Fund at c/o Sparrow Capital Management, Inc., 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141, Attn: Chief Compliance Officer. The Chief Compliance Officer will present the proposal received to the Board at its next regularly-scheduled meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in a proxy statement furnished by the Board. To the extent a shareholder proposal is included in a proxy statement furnished by the Board or in its own separate proxy statement, the shareholder making such proposal will be required to bear the costs associated with including such proposal in the proxy statement, as well as the costs of holding the special meeting of shareholders.

SOLICITATION OF PROXIES

Solicitation will be primarily by mail, but officers and employees of SCM or Unified without compensation, may solicit shareholders by telephone or personal contact. SCM, the Fund’s adviser, will bear the routine costs and expenses in connection with the shareholder meeting.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the Fund’s shareholders arise, however, the persons designated as proxies will vote thereon according to their best judgment in the interests of the Fund and its shareholders.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Gerald R. Sparrow, President

Sparrow Funds

August 13, 2008

PROXY CARD

SPARROW FUNDS

SPECIAL MEETING OF SHAREHOLDERS

September 15, 2008

The undersigned hereby appoints Gerald R. Sparrow and Suzanne Brake, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Sparrow Growth Fund (“Fund”), a series of Sparrow Funds held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 4:00 p.m. Eastern Standard Time, on September 15, 2008, at the offices of Sparrow Capital Management, Inc., located at 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

DATE:

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or corporate officer, please give your full title.

Signature(s)
Name:
Title(s)

Class of Shares Owned:                                                                                                                  This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve a new Investment Advisory Agreement between the Fund and Sparrow Capital Management, Inc.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve changes to the Fund’s Class A or Class C Rule 12b-1 Plan, as applicable

FOR	AGAINST	ABSTAIN
☐	☐	☐

WE NEED YOUR VOTE BEFORE THE END OF THE DAY ON SEPTEMBER 12, 2008.

I currently intend to attend the Meeting in person:	Yes ☐	No ☐

  Your vote is important. Even if you currently intend to attend the Meeting in person, we still urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the President of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

YOU MAY ALSO VOTE BY CALLING (866) 530-8623 TOLL-FREE

THANK YOU FOR YOUR TIME

Exhibit A

INVESTMENT ADVISORY AGREEMENT

TO:	Sparrow Capital Management, Inc.
11330 Olive Boulevard, Suite 230
St. Louis, MO 63141

Dear Ladies and Gentlemen:

Sparrow Funds (the “Trust”) herewith confirms our agreement with you.

          The Trust has been organized to engage in the business of a registered open-end investment company, and currently has one series, the Sparrow Growth (the “Fund”).

          You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as set forth below.

1.	ADVISORY SERVICES

                      You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies as set forth in its then current Prospectus and Statement of Additional Information. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees for the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and committees of the Board regarding the conduct of the business of the Fund. You also will be responsible for voting proxies with respect to securities held by the Fund and reporting the Fund’s proxy voting record to the Fund’s administrator in the form required by the Securities and Exchange Commission (“SEC”) or its staff on Form N-PX.

                      You may delegate any or all of the responsibilities, rights or duties described in this Agreement, with respect to all or a portion of the Fund, to one or more sub-advisers who shall enter into agreements with you; provided that each sub-adviser and your agreement with such sub-adviser are approved by the Board including a majority of the Trustees who are not interested persons of you, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (unless exempted by an applicable order of the SEC or its staff issued under the Investment Company Act of 1940, as amended (the “1940 Act”) by a vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

2.	ALLOCATION OF CHARGES AND EXPENSES

                      You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, equity owners or employees of your company, as well as those of any sub-advisers retained pursuant to paragraph 1 above, and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, equity owners or employees of your company will be paid by the Fund. You will pay all expenses incurred by the Trust in connection with the organization of the Fund and the costs of obtaining the initial registration of Fund shares with the SEC pursuant to a post-effective amendment to the Trust’s registration under the 1940 Act. You also will bear any expenses incurred in connection with voting proxies with respect to securities held in the Fund’s portfolio.

                      The Fund will be responsible for the payment of all operating expenses of the Fund, including expenses incurred by the Fund in connection with membership in investment company organizations; brokerage fees and commissions; fees and expenses of legal counsel to the Trust and legal counsel to the Independent Trustees, fees and expenses of the Trust’s independent public accountants; expenses of registering Fund shares under federal and state securities laws; insurance expenses;

taxes or governmental fees; borrowing costs (such as interest and dividend expenses on securities sold short); fees and expenses of the custodian, transfer agent, shareholder services agent, dividend disbursing agent, plan agent, administrator, accounting and pricing services agent and distributor of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the fees and expenses of officers and trustees of the Trust who are not affiliated with you (including fees and expenses of the Trust’s CCO even if such CCO is affiliated with you); the cost of preparing and distributing reports and notices to shareholders; the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; such extraordinary or non-recurring expenses as may arise to which the Trust may be a party to the extent it is not otherwise entitled to indemnification from you with respect thereto; or any other expense not specifically described above incurred in the performance of the Fund’s obligations. All other expenses not assumed by you and incurred by the Fund in connection with its operations will be borne by the Fund. The Fund will also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

                      You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

                      In the event that the Fund is subject to an examination, inquiry or administrative action by the SEC staff or other federal or state regulator or self-regulatory organization, or if the Fund becomes the subject of any complaint, lawsuit or subpoena by any regulator, shareholder of the Fund or other party (collectively, “Legal Action”), you agree that any expense or cost incurred as a result of the Legal Action (including settlement costs) and not paid by the Fund as required above shall be paid directly by you. Notwithstanding the foregoing, you shall not be liable to the Trust to the extent that a Legal Action is brought as a result of the negligence, willful misfeasance or fraud of another service provider to the Fund as determined by the Board in its reasonable discretion. You further agree to pay for any and all costs and expenses of closing and winding up the business and affairs of the Fund, at your request or as determined by the Board, in its reasonable discretion, to be in the best interests of the Fund’s shareholders as a result of your breach of this Agreement or other failure to satisfy your obligations to the Fund (the “Closing”). Expenses may include, but are not limited to, legal expenses; out-of-pocket expenses and normal hourly fees of the Trust’s administrator, fund accountant, transfer agent, distributor, or auditor; standard fees related to meetings of the Board; out-of-pocket expenses and normal hourly fees of the Trust’s CCO; and any other expenses incurred as reasonably necessary, as determined by the Board, in connection with the Fund’s Closing or in order to respond or comply with any Legal Action. If not paid by the Fund as required above, you agree to pay or reimburse such expenses promptly upon receipt of an invoice outlining each expense. This provision shall survive termination of this Agreement.

3.	COMPENSATION OF THE ADVISER

                      For all services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the annual rate of 1.00% of the average value of the Fund’s daily net assets.

                      The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Trust’s Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the Fund’s value of the net assets as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

                      You agree that the Board of Trustees may suspend the payment of the advisory fee set forth above if you fail to follow directions of the Board as communicated to you in writing on behalf of the Board by its agents or the Trust’s administrator, and that such suspension may continue until such time as you reasonably comply with such directions.

4.	EXECUTION OF PURCHASE AND SALE ORDERS

                      In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (and/or any sub-advisers retained pursuant to paragraph 1 above (collectively for this purpose referred to as “you”)) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for providing trade tickets on a timely basis to the Trust’s administrator, following the execution of trade orders. You agree to comply with the Trust’s Valuation Procedures, as adopted by the Board and amended from time to time, in determining the fair value of securities held in the Fund’s portfolio as required by the Valuation Procedures from time to time.

                      You will be responsible for the negotiation and the allocation of principal trades and portfolio brokerage. In the selection of brokers or dealers and placing of orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

                      You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and the other accounts over which you exercise investment discretion to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and applicable SEC guidance. You are authorized to pay a broker or dealer who provides such eligible brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction; provided that you determine that the research or brokerage service meets the statutory definition, that the eligible product or service actually provides lawful and appropriate assistance in the performance of your investment decision-making responsibilities; and that the amount of commissions paid by the Fund is reasonable in light of the value of products or services received. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable.

                      You may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

                      Subject to the provisions of the 1940 Act, and other applicable law, you, any of your affiliates or any affiliate of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning shares of the Fund, you will act solely as investment adviser for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5	LIMITATION OF LIABILITY OF ADVISER

                      You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

                      Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

                This Agreement shall go into effect as of the latter to occur of (i) September 1, 2008, or (ii) the date that it has been approved by the (A) Board, including a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (B) a majority of the outstanding voting securities of the Fund cast at a meeting called for the purpose of voting on this Agreement. This Agreement shall remain in effect for two years from the date of effectiveness, unless sooner terminated as hereinafter provided. Following the initial term, this Agreement shall continue in effect for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval, and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of the Fund. For purposes of this Agreement, the terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

                      If the shareholders of the Fund fail to approve this Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of this Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

                      This Agreement may, on 60 days’ written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act) unless such automatic termination is prevented by an exemptive order of the SEC.

The provisions of Section 2 of this Agreement shall survive its termination.

7.	USE OF NAME

                      The Trust and you acknowledge that all rights to the term “Sparrow” belongs to you, and that the Trust is being granted a limited license to use such term in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the name “Sparrow” shall automatically cease on the 90th day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon 90 days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the term “Sparrow” belongs in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

8.	AMENDMENT OF THIS AGREEMENT

                      No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the SEC or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

                      The term “Trustees” means and refers to the Trust’s trustees from time to time serving under the Trust’s Declaration of Trust as the same may be amended from time to time. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

                      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

(a) This Agreement shall be governed by the laws of the State of Ohio.

                      (b) For the purpose of this Agreement, the terms “majority of the outstanding voting securities,” “control,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

                      (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the SEC or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the SEC or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

12.	NOTICES

                      Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address for notice for both parties hereto is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141.

  13.        COUNTERPARTS

                      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

                      Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

                      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                        If you are in agreement with the foregoing, please sign the form of acceptance below and return it to the Trust, whereupon this letter shall become a binding contract effective as of the date set forth above.

Approved by the Board of Trustees on [July 17], 2008.

Yours very truly,

SPARROW FUNDS

By:
Richard N. Priest, Independent Trustee

ACCEPTANCE

The foregoing Agreement is hereby accepted.

SPARROW CAPITAL MANAGEMENT, INC.

By:
Gerald R. Sparrow, President

SPARROW CAPITAL MANAGEMENT, INC.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

LETTER AGREEMENT

______, 2008

To:	Sparrow Funds
11330 Olive Blvd, Suite 230
St. Louis, MO 63141

Dear Sirs:

          You have engaged us to act as the sole investment adviser to the Sparrow Growth Fund (the “Fund”) pursuant to an Investment Advisory Agreement approved by the Board of Trustees on ____, 2008 (the “Agreement”).

          Effective as of the date the Fund’s shareholders approve the Agreement, we hereby agree to waive our management fee and/or reimburse expenses of the Fund, but only to the extent necessary to maintain the total annual operating expenses of each Class of the Fund, excluding interest; taxes; brokerage fees and commissions; any applicable 12b-1 fees; indirect expenses (such as fees and expenses of other investment companies in which the Fund may invest); and extraordinary litigation expenses; and certain expenses incurred in connection with the closing of the Fund or the Class, at 1.25% of the average daily net assets of the Class. This Agreement shall continue in place with respect to each Class of the Fund until such date as the Fund (or the Class) is liquidated, or December 31, 2010, whichever shall be the first to occur. This Agreement supersedes any other expense limitation agreement previously entered into with us with respect to the Fund.

          Each waiver or reimbursement by us is subject to repayment by the applicable Class of the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation with respect to such Class.

Very truly yours,

Sparrow Capital Management, Inc.

By:

Gerald R. Sparrow, President

Acceptance

The foregoing Agreement is hereby accepted.

Sparrow Funds

By:

Richard N. Priest, Independent Trustee

Exhibit B-1

Sparrow Growth Fund

CLASS A

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The following Class A Distribution and Shareholder Servicing Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Sparrow Funds (the “Trust”), an Ohio business trust, on behalf of the Sparrow Growth Fund (the “Fund”), a series of the Trust. The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any Related Agreement (as defined below) (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class A shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class A shareholders.

The provisions of the Plan are as follows:

1.	PAYMENTS BY THE FUND TO PROMOTE THE SALE OF ITS CLASS A SHARES

          (a) Distribution Expenses. The Fund will pay to Unified Financial Securities, Inc. (the “Distributor”), as a principal underwriter of the Fund’s shares, and/or any Recipient (as defined below) a distribution fee of up to 0.25% of the average daily net assets of Class A shares of the Fund in connection with the promotion and distribution of Class A shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature (“Distribution Expenses”). The Fund or Distributor may pay all or a portion of the distribution fee to any registered securities dealer, financial institution or any other person eligible to receive such payment pursuant to Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (a “Registered Recipient”) who renders assistance in distributing or promoting the sale of Class A shares, or who provides certain shareholder services, pursuant to a written agreement (the “Rule 12b-1 Agreement”), one form of which is attached hereto as Appendix A, with respect to Class A shares of the Fund. Payment of these fees shall be made monthly promptly following the close of the month. If the Distributor and/or any Registered Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1(a) of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distributor and/or any Registered Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

          (b) Service Fees. The Fund will pay Sparrow Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), a shareholder servicing fee equal to 0.25% of the average daily net assets of Class A shares of the Fund (the “Service Fees”). The Adviser may use the Service Fees to compensate any person, whether or not registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”), including the Adviser itself or its personnel (a “Recipient”), with a “service fee” as such term is contemplated under Rule 2830 of FINRA’s Conduct Rules, as compensation for providing services to Class A shareholders of the Fund pursuant to a written agreement (a “Service Agreement”), a form of which is attached as Appendix B to this Plan. Eligible services for this purpose include, but are not limited to: (a) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Class A shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Class A shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record-holder and nominee of all Class A shares beneficially owned by its customers; (e) providing sub-accounting with respect to Class A shares of the Fund beneficially owned by its customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Class A shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Class A shares or the services; (j) marketing or otherwise promoting the Class A shares of the Fund, and/or (k) providing sweep services which may include: (1) providing the necessary computer hardware and software which links the service organization’s systems to the Fund’s account management system; (2) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (3) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (4) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Payment of these fees shall be made monthly promptly following the close of the month. If a Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1(b) of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

2.	RULE 12B-1 RELATED AGREEMENTS

(a)        Other than payments directly to the Distributor and/or the Adviser pursuant to Section 1 above, the Fund shall not make any payments, directly or indirectly, pursuant to any Recipient pursuant to a Rule 12b-1 Agreement with the Distributor and/or a Service Agreement with the Adviser (collectively, the “Related Agreements”), unless the Related Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust’s Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Related Agreement. The form of each of the Rule 12b-1 Agreement and Service Agreement relating to the Class A shares of the Fund attached hereto as Appendix A and Appendix B, respectively, have been approved by the Trust’s Board of Trustees as specified above.

(b)        Any Related Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

(c)        No Related Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the Class A shareholders of such Fund, or by vote of a majority of the Independent Trustees, on not more than 60 days’ written notice to the other party to the Related Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d)        Any Related Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Related Agreement.

3.	QUARTERLY REPORTS

(a)        The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan as Distribution Expenses pursuant to Section 1(a) above.

(b)        The Adviser shall provide directly to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan as Service Fees pursuant to Section 1(b) above.

(c)        Each report required under Section (a) and (b) above shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective as of the latter to occur of (i) September 1, 2008, or (ii) the date that (A) the shareholders of the Fund approve this Plan, and (ii) a majority of the Board of Trustees, and of the Independent Trustees approve this Plan, in each case at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Related Agreement may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days’ written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Independent Trustees.

5.	SELECTION OF INDEPENDENT TRUSTEES

During the period in which the Plan is effective, the selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees.

6.	AMENDMENTS

All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

7.	RECORDKEEPING

The Trust shall preserve copies of the Plan, any Related Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Related Agreement or such reports, as the case may be, the first two years in an easily accessible place.

Approved by the Board of Trustees: July 17, 2008

Appendix A

Rule 12b-1 Related Agreement

___________ ____, 200___

Unified Financial Securities, Inc.

431 N. Pennsylvania

Indianapolis, IN 46204

[Dealer Name

and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Sparrow Funds, an Ohio business trust (the “Trust”), on behalf of Sparrow Growth Fund (the “Fund”), a series of the Trust, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”). The Plan and this related agreement (the “Rule 12b-1 Agreement”) have been approved by a majority of the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not “interested persons” of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund’s Class A shareholders.

1.         To the extent you provide distribution and marketing services in the promotion of the Fund’s Class A shares and/or services to Class A shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

2.         You shall furnish us with such information as shall reasonably be requested either by the Trustees of the Fund or by us with respect to the services provided and the fees paid to you pursuant to this Rule 12b-1 Agreement.

3.         We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

4.         This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Independent Trustees, on 60 days’ written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Trust and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

5.         This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Independent Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.

UNIFIED FINANCIAL SECURITIES, INC.

By:

Accepted:

  (Dealer or Service Provider Name)

  (Street Address)

  (City)(State)(ZIP)

  (Telephone No.)

  (Facsimile No.)

By:

(Name and Title)

Schedule A

to the

Rule 12b-1 Related Agreement

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:

0.25% (for distributions activities) and 0.25% (for other services) of the average daily net assets of Class A shares of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

The Fund’s administrator shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

Appendix B

Service Agreement

_______________, 200__

[Dealer or Service Provider]

[Dealer Name

and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to an Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Sparrow Funds, an Ohio business trust (the “Trust”), on behalf of the Sparrow Growth Fund (the “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”). The Plan and this related agreement have been approved by a majority of the Trustees of the Trust, including a majority of Trustees who are not “interested persons” (as defined in the Act), of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or its related agreements (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund’s Class A shareholders.

1.         To the extent you provide services to the Fund’s Class A shareholders, including, but not limited to (a) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Class A shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Class A shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Class A shares beneficially owned by your customers; (e) providing sub-accounting with respect to the Fund’s Class A shares beneficially owned by your customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Class A shares owned by each of your customer; (f) providing periodic statements showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to inquiries relating to the Class A shares or the services; (j) marketing or otherwise promoting the Class A shares; and/or (k) providing sweep services which may include: (1) providing the necessary computer hardware and software which links your systems to the Fund’s account management system; (2) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (3) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the service organization; and (4) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions (collectively, “Shareholder Services”), we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

          You agree that all activities conducted under this Agreement will be conducted in accordance with this Agreement, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933.

2.         This Agreement shall become effective on the date accepted by you and shall continue in full force until terminated. This Agreement may be terminated by the vote of (a) a majority of shareholders of the Fund(s), or (b) a majority of the Independent Trustees, on 30 days’ written notice, without payment of any penalty. In addition, this Agreement will be terminated by any act with terminates the Fund’s Plan, and shall also terminate immediately in the event of its assignment. This Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

3.         The obligations of the Fund under this Agreement shall not be personally binding upon, nor shall resort be had to, the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but shall be binding solely against the applicable Fund’s property allocable to its Class A.

SPARROW CAPITAL MANAGEMENT, INC.

By:

Accepted:

[SERVICE PROVIDER NAME]

(Street Address)

(City)(State)(ZIP)

(Telephone No.)

(Facsimile No.)

By:

(Name and Title)

Schedule A

to the

Service Agreement

For all services rendered pursuant to the Agreement, we shall pay you a fee calculated as follows:

Annual shareholder servicing fee of 0.25% of the average daily net assets of all Class A shares of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer’s dealer or service provider of record.

The Fund’s administrator shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and we shall pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.

Exhibit B-2

Sparrow Growth Fund

NO-LOAD CLASS

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The following No-Load Class Distribution and Shareholder Servicing Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Sparrow Funds (the “Trust”), an Ohio business trust, on behalf of the Sparrow Growth Fund (the “Fund”), a series of the Trust. The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any Related Agreement (as defined below) (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class A shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its No-Load Class shareholders.

The provisions of the Plan are as follows:

1.	PAYMENTS BY THE FUND TO PROMOTE THE SALE OF ITS SHARES OF THE NO-LOAD CLASS

          (a) Distribution Expenses. Sparrow Capital Management, Inc., the Fund’s investment adviser (the “Adviser”), a shareholder servicing fee equal to 0.25% of the average daily net assets of No-Load Class of the Fund. The Adviser may use these fees to compensate any person, whether or not registered with the Financial Industry Regulatory Authority, Inc. (“FINRA”), including the Adviser itself or its personnel (a “Recipient”), with a “service fee” as such term is contemplated under Rule 2830 of FINRA’s Conduct Rules, as compensation for providing services to shareholders of the Fund’s No-Load Class pursuant to a written agreement (a “Related Agreement”), one form of which is attached hereto as Appendix A. Eligible services for this purpose include, but are not limited to: (a) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange shares of the No-Load Class; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of shares of the No-Load Class; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as record-holder and nominee of all shares of the No-Load Class beneficially owned by its customers; (e) providing sub-accounting with respect to shares the No-Load Class of the Fund beneficially owned by its customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to shares of the No-Load Class owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the No-Load Class or the services; (j) advertising, marketing or otherwise promoting the No-Load Class of the Fund, and/or (k) providing sweep services which may include: (1) providing the necessary computer hardware and software which links the service organization’s systems to the Fund’s account management system; (2) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (3) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the service organization; and (4) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions. Payment of these fees shall be made monthly promptly following the close of the month. If a Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1(b) of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Recipient shall not, however, be entitled to charge the Fund any interest, carrying or finance fees in connection with such carried forward amounts.

2.	RULE 12B-1 RELATED AGREEMENTS

(a)        Other than payments directly to the Adviser pursuant to Section 1 above, the Fund shall not make any payments, directly or indirectly, pursuant to any Recipient pursuant to a Related Agreement with the Adviser, unless the Related Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust’s Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Related Agreement. The form of Related Agreement attached hereto as Appendix A has been approved by the Trust’s Board of Trustees as specified above.

(b)        Any Related Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

(c)        No Related Agreement may be entered into unless it provides (i) that it may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the Class A shareholders of such Fund, or by vote of a majority of the Independent Trustees, on not more than 60 days’ written notice to the other party to the Related Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

(d)        Any Related Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such Related Agreement.

3.	QUARTERLY REPORTS

(a)        The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan as Distribution Expenses pursuant to Section 1(a) above.

(b)        The Adviser shall provide directly to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan as Service Fees pursuant to Section 1(b) above.

(c)        Each report required under Section (a) and (b) above shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall become effective as of the latter to occur of (i) September 1, 2008, or (ii) the date that (A) the shareholders of the Fund approve this Plan, and (B) a majority of the Board of Trustees, and of the Independent Trustees approve this Plan, in each case at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to the Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Related Agreement may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days’ written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Independent Trustees.

5.	SELECTION OF INDEPENDENT TRUSTEES

During the period in which the Plan is effective, the selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees.

6.	AMENDMENTS

All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

7.	RECORDKEEPING

The Trust shall preserve copies of the Plan, any Related Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Related Agreement or such reports, as the case may be, the first two years in an easily accessible place.

Approved by the Board of Trustees: July 17, 2008

Appendix A

Related Service Agreement

_______________, 200__

[Dealer or Service Provider]

[Dealer Name

and Address]

Ladies and Gentlemen:

This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to an Distribution and Shareholder Servicing Plan (the “Plan”) adopted by Sparrow Funds, an Ohio business trust (the “Trust”), on behalf of the Sparrow Growth Fund (the “Fund”), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”). The Plan and this related agreement have been approved by a majority of the Trustees of the Trust, including a majority of Trustees who are not “interested persons” (as defined in the Act), of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or its related agreements (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund’s Class A shareholders.

1.         To the extent you provide services to the Fund’s Class A shareholders, including, but not limited to (a) processing and issuing confirmations concerning customer orders to purchase, redeem and exchange Shares of the No-Load Class; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Shares of the No-Load Class; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Shares of the No-Load Class beneficially owned by your customers; (e) providing sub-accounting with respect to the Fund’s Shares of the No-Load Class beneficially owned by your customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Shares of the No-Load Class owned by each of your customer; (f) providing periodic statements showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to inquiries relating to the Shares of the No-Load Class or the services; (j) marketing or otherwise promoting the Shares of the No-Load Class; and/or (k) providing sweep services which may include: (1) providing the necessary computer hardware and software which links your systems to the Fund’s account management system; (2) providing software that aggregates the customers orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (3) providing periodic statements showing a customer’s account balance and, to the extent practicable, integrating such information with other Customer transactions otherwise effected through or with the service organization; and (4) furnishing (either separately or on an integrated basis with other reports sent to a customer by the service organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions (collectively, “Shareholder Services”), we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

          You agree that all activities conducted under this Agreement will be conducted in accordance with this Agreement, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933.

2.         This Agreement shall become effective on the date accepted by you and shall continue in full force until terminated. This Agreement may be terminated by the vote of (a) a majority of shareholders of the Fund(s), or (b) a majority of the Independent Trustees, on 30 days’ written notice, without payment of any penalty. In addition, this Agreement will be terminated by any act with terminates the Fund’s Plan, and shall also terminate immediately in the event of its assignment. This Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer’s accounts following your receipt of such notice.

3.         The obligations of the Fund under this Agreement shall not be personally binding upon, nor shall resort be had to, the private property of any of the Trustees, shareholders, officers, employees or agents of the Trust, but shall be binding solely against the applicable Fund’s property allocable to its Class A.

SPARROW CAPITAL MANAGEMENT, INC.

By:

Accepted:

[SERVICE PROVIDER NAME]

(Street Address)

(City)(State)(ZIP)

(Telephone No.)

(Facsimile No.)

By:

(Name and Title)

Schedule A

to the

Service Agreement

For all services rendered pursuant to the Agreement, we shall pay you a fee calculated as follows:

Annual shareholder servicing fee of 0.25% of the average daily net assets of all Shares of the No-Load Class of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Fund or its agent, designate your firm as the customer’s dealer or service provider of record.

The Fund’s administrator shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and we shall pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.